                           SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934

Filed by the Registrant [X]
Filed by a party other than the registrant [_]

Check the appropriate box:
[_]  Preliminary proxy statement
[_] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive proxy statement
[_]  Definitive additional materials
[_]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        FIRSTFED AMERICA BANCORP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

                        FIRSTFED AMERICA BANCORP, INC.
--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)      Title of each class of securities to which transaction applies:

             N/A
------------------------------------------------------------------------------
(2)      Aggregate number of securities to which transaction applies:

             N/A
------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

             N/A
------------------------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:

             N/A
------------------------------------------------------------------------------
(5)      Total fee paid:

             N/A
------------------------------------------------------------------------------
[_]      Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

             N/A
------------------------------------------------------------------------------
(2)      Form, schedule or registration statement no.:

             N/A
------------------------------------------------------------------------------
(3)      Filing party:

             N/A
------------------------------------------------------------------------------
(4)      Date filed:

             N/A
------------------------------------------------------------------------------

                        FIRSTFED AMERICA BANCORP, INC.
                               ONE FIRSTFED PARK
                         Swansea, Massachusetts 02777
                                (508) 679-8181




                                 June 23, 2000



Fellow Shareholders:

         You are cordially invited to attend the annual meeting of shareholders of FIRSTFED AMERICA BANCORP, INC. The meeting will be held at The Westin Hotel, One West Exchange Street, Providence, Rhode Island, on Thursday, July 27, 2000, at 2:00 p.m., local time.

         The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of KPMG LLP, the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We look forward to seeing you at the meeting.

                                              Sincerely,


                                              /s/ Robert F. Stoico
                                              Robert F. Stoico
                                              Chairman of the Board, President
                                              and Chief Executive Officer

                        FIRSTFED AMERICA BANCORP, INC.
                               ONE FIRSTFED PARK
                         Swansea, Massachusetts 02777
                                (508) 679-8181

--------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held On July 27, 2000

--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of FIRSTFED AMERICA BANCORP, INC. (the "Company") will be held at The Westin Hotel, One West Exchange Street, Providence, Rhode Island, on Thursday, July 27, 2000, at 2:00 p.m., local time, for the following purposes:

         1.       To elect two directors to serve for a term of three years;

         2. To ratify the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending March 31, 2001; and

         3. To transact any other business that may properly come before the meeting.

         NOTE: The Board of Directors is not aware of any other business to come before the meeting.

         Only shareholders of record at the close of business on June 14, 2000 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

         Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         /s/ Cecilia R. Viveiros
                                         Cecilia R. Viveiros
                                         Corporate Secretary

Swansea, Massachusetts
June 23, 2000

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

--------------------------------------------------------------------------------

                                PROXY STATEMENT
                                      OF
                        FIRSTFED AMERICA BANCORP, INC.

--------------------------------------------------------------------------------

                        ANNUAL MEETING OF SHAREHOLDERS
                                 July 27, 2000

--------------------------------------------------------------------------------

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of FIRSTFED AMERICA BANCORP, INC. (the "Company") to be used at the annual meeting of shareholders of the Company. The Company is the holding company for First Federal Savings Bank of America ("First Federal" or the "Bank"), FIRSTFED INSURANCE AGENCY, LLC and FIRSTFED TRUST COMPANY, NA. The annual meeting will be held at The Westin Hotel, One West Exchange Street, Providence, Rhode Island, on Thursday, July 27, 2000, at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to shareholders on or about June 23, 2000.

--------------------------------------------------------------------------------

                          VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------

Who Can Vote at the Meeting

      You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on June 14, 2000. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name," and these proxy materials are being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker how to vote. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

      As of the close of business on June 14, 2000, a total of 6,588,328 shares of Company common stock was outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, no record owner of the Company's common stock which is beneficially owned, either directly or indirectly, by a person who beneficially owns in excess of 10% of the Company's outstanding shares, is entitled to any vote in respect of the shares held in excess of that limit.

Attending the Meeting

      If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

      A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting in order to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

       In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. Directors are elected by a plurality of the votes cast. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the ratification of the appointment of KPMG LLP as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The ratification of KPMG LLP as independent auditors will be decided by the affirmative vote of a majority of the votes cast. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting on this matter.

Voting by Proxy

       The Company's Board of Directors requests that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" each of the nominees and "FOR" ratification of KPMG LLP as independent auditors.

       If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

       You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

       If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that is provided by your broker, bank or other nominee and accompanies this proxy statement.

       The cost of solicitation of proxies on behalf of the Board will be borne by the Company. In addition to the solicitation of proxies by mail, Georgeson Shareholder Communications Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting. The Company will pay a fee of $3,000, plus out-of-pocket expenses for these services. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and the Bank without any additional compensation. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to, and obtain proxies from, the beneficial owners, and will reimburse those record holders for their reasonable expenses in doing so.

Participants in First Federal's ESOP and 401(k) Plan

       If you are a participant in the First Federal Savings Bank of America Employee Stock Ownership Plan and Trust (the "ESOP") or if you hold shares of Company common stock through the Bank's 401(k) Plan, you will be receiving voting instructions under separate cover. Through such voting instructions, you will be able to direct the trustees for the plans as to the manner in which shares of Company common stock allocated to your plan accounts are to be voted.

--------------------------------------------------------------------------------

                 STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

--------------------------------------------------------------------------------

       The following table provides information as of June 14, 2000, with respect to persons known by the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

                                                     Number of Shares          Percent of Common
Name and Address                                          Owned                Stock Outstanding
----------------                                     ----------------          -----------------
First Federal Savings Bank of America                    697,010(1)                  10.58%
  Employee Stock Ownership Plan and Trust
ONE FIRSTFED PARK
Swansea, Massachusetts 02777

The FIRSTFED Charitable Foundation                       645,380(2)                   9.80%
  (the "Foundation")
ONE FIRSTFED PARK
Swansea, Massachusetts 02777

Tontine Financial Partners, L.P.                         524,800(3)                   7.97%
Tontine Partners, L.P.
Tontine Overseas Associates, L.L.C.
Jeffrey L. Gendell
200 Park Avenue
Suite 3900
New York, New York 10166

Brandes Investment Partners, L.P.                        431,054(4)                   6.54%
Brandes Investment Partners, Inc.
Brandes Holdings, L.P.
Charles H. Brandes
Glenn R. Carlson
Jeffrey A. Busby
12750 High Bluff Drive
San Diego, California 92130

                                                Number of Shares          Percent of Common
Name and Address                                     Owned                Stock Outstanding
----------------                                ----------------          -----------------
Bay Pond Partners, L.P.  397,600(5)                 397,600(5)                  6.03%
Wellington Hedge Management LLC
Wellington Hedge Management, Inc.
75 State Street
Boston, Massachusetts 02109

Wellington Management Company, LLP                  353,800(6)                  5.37%
75 State Street
Boston, Massachusetts 02109

_____________________________
(1) Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants' accounts in the manner directed by the participants. The ESOP trustee, subject to its fiduciary responsibilities, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received proper voting instructions from participants. As of June 14, 2000, 309,781 shares have been allocated to participants' accounts and 387,229 shares remain unallocated under the ESOP.
(2) The Foundation was established and funded in connection with the Bank's conversion to stock form on January 15, 1997. As mandated by the Office of Thrift Supervision, the terms of the gift instrument require that all shares of common stock held by the Foundation must be voted in the same ratio as all other shares of Company common stock on all proposals considered by shareholders of the Company.
(3) Based on information disclosed by the group of reporting persons set forth herein in a Schedule 13G filed with the Securities and Exchange Commission ("SEC") and most recently amended on July 15, 1999.
(4) Based on information in a Schedule 13G filed with the SEC and most recently amended on February 14, 2000 and a Form 13F filed on May15, 2000, the group of reporting persons may be deemed the beneficial owner and/or have investment discretion of 431,054 shares.
(5) Based on information disclosed by the group of reporting persons set forth herein in a Schedule 13G filed with the SEC and most recently amended on May 29, 1998.
(6) Based on information disclosed in a Schedule 13G filed with the SEC and most recently amended on February 11, 2000.

--------------------------------------------------------------------------------

            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

--------------------------------------------------------------------------------

      The two nominees proposed by the Board of Directors for election as director were unanimously chosen by the Nominating Committee of the Board of Directors. None of the nominees are being proposed according to an agreement or understanding between any of them and the Company.

--------------------------------------------------------------------------------

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

      The Company's Board of Directors consists of seven members. Six directors are independent and one director is a member of management. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election this year are Thomas A. Rodgers, Jr. and Anthony L. Sylvia, each of whom is a director of the Company and the Bank.

      It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

      The Board of Directors recommends a vote "FOR" the election of both of the nominees.

Information with Respect to Nominees, Continuing Directors and Certain Executive Officers

      The following table sets forth, as of the June 14, 2000, the names of nominees and continuing directors and the Named Executive Officers, their ages, a brief description of their recent business experience, including present occupations and employment, the year in which each became a director of the Bank and the year in which their terms (or, in the case of nominees, their proposed terms) as director of the Company expire. This table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director, each Named Executive Officer and all directors and executive officers as a group as of June 14, 2000.

                                                                                      Amount and
                                                                     Expiration        Nature of       Ownership
Name and Principal Occupation at Present and             Director    of Term as       Beneficial      as a Percent
            for Past Five Years                   Age    Since(1)     Director       Ownership(2)       of Class
--------------------------------------------      ---    --------    ----------      ------------     ------------
NOMINEES

Thomas A. Rodgers, Jr.                            86       1963         2003         73,302(3)(4)         1.1%
       Chairman Emeritus of Globe
       Manufacturing Co., Inc.

Anthony L. Sylvia                                 68       1984         2003         41,302(3)(4)          *
       President and Treasurer of The Baker
       Manufacturing Co., Inc.

CONTINUING DIRECTORS

Robert F. Stoico                                  60       1980         2001        320,317(5)(6)         4.6%
       Chairman of the Board of the Company
       and President and Chief Executive
       Officer of the Company and the Bank

Richard W. Cederberg                              72       1982         2002         38,302(3)(4)          *
       Retired, former Chairman of Larson
       Tool and Stamping Co.

John S. Holden, Jr.                               70       1982         2001         35,902(3)(4)          *
       Chairman of the Board, Chief
       Executive Officer and Treasurer
       of Automatic Machine Products Co.

Gilbert C. Oliveira                               75       1960         2002         62,302(3)(4)          *
       Chairman of the Board of the Bank
       and President and Treasurer of
       Gilbert C. Oliveira Insurance
       Agency, Inc.

Paul A. Raymond, DDS                              56       1981         2002         35,772(3)(4)          *
       Dentist in town of Swansea,
       Massachusetts

                                                                                      Amount and
                                                                     Expiration        Nature of       Ownership
Name and Principal Occupation at Present and             Director    of Term as       Beneficial      as a Percent
            for Past Five Years                   Age    Since(1)     Director       Ownership(2)       of Class
--------------------------------------------      ---    --------    ----------      ------------     ------------
NAMED EXECUTIVE OFFICERS
(who are not also directors)

Edward A. Hjerpe, III                             41        --           --           82,580(5)(6)         1.2%
       Executive Vice President, Treasurer,
       Chief Operating Officer, and Chief
       Financial Officer of the Company and
       the Bank

Kevin J. McGillicuddy                             60        --           --           57,526(5)(6)          *
       Senior Vice President of the Company
       and the Bank

Frederick R. Sullivan                             58        --           --           59,176(5)(6)          *
       Senior Vice President of the Company
       and the Bank

Terrence M. Tyrrell                               50        --           --           66,268(5)(6)          *
       Senior Vice President of the Company
       and the Bank

All directors and executive officers as a
group (11 persons)............................    --        --           --          872,749(7)           12.58%

____________________________
*     Does not exceed 1.0% of the Company's voting securities.
(1)   Includes years of service as a director of the Bank.
(2) Each person effectively exercises sole (or shares with spouse or other immediate family members) voting or dispositive power as to shares reported.
(3) Includes 10,449 shares awarded to each outside director under the FIRSTFED AMERICA BANCORP, INC. 1997 Stock-Based Incentive Plan (the "Incentive Plan"). Such awards commenced vesting at a rate of 20% per year beginning August 5, 1998 but will vest immediately upon death, disability, retirement or a change in control.
(4) Includes 15,674 options granted to each outside director under the Incentive Plan which are currently exercisable or will become exercisable within 60 days and excludes 10,448 shares subject to unexercisable options granted to each outside director under the Incentive Plan. Shares subject to options granted under the Incentive Plan vest at a rate of 20% per year commencing on August 5, 1998 but will vest immediately upon death, disability, retirement or a change in control.
(5)   Includes 87,072, 17,414, 17,414, 17,414, and 17,414 shares awarded to
      Messrs. Stoico, Hjerpe, McGillicuddy, Sullivan and Tyrrell, respectively, under the Incentive Plan. Such awards commenced vesting at a rate of 20% per year beginning August 5, 1998 but will vest immediately upon death, disability, retirement or a change in control. Each participant presently has voting power as to the shares awarded. In addition, Mr. Hjerpe received 8,707 additional shares awarded under the Incentive Plan which commenced vesting at a rate of 20% per year beginning June 29, 1999.

(6)   Includes 130,608, 43,536, 26,121, 26,121 and 26,121 options granted to
      Messrs. Stoico, Hjerpe, McGillicuddy, Sullivan and Tyrrell, respectively, under the Incentive Plan which are currently exercisable or will become exercisable within 60 days and excludes 87,072, 43,536, 17,415, 17,415 and 17,415 shares for Messrs. Stoico, Hjerpe, McGillicuddy, Sullivan and Tyrrell, respectively, subject to unexercisable options granted to each of these named executive officers under the Incentive Plan. Shares subject to options granted under the Incentive Plan vest at a rate of 20% per year commencing on August 5, 1998 but will vest immediately upon death, disability, retirement or a change in control. Included in Mr. Hjerpe's total are 17,414 additional options which are currently exercisable or will become exercisable within 60 days, and excludes 26,122 options which are unexercisable granted under the Incentive Plan which commenced vesting in five equal annual installments on June 29, 1999.
(7) Includes a total of 574,680 shares awarded under the Incentive Plan as to which voting may be directed. Excludes a total of 245,541 shares subject to options granted under the Incentive Plan.

Meetings and Committees of the Board of Directors

      The Board of Directors of the Company and the Board of Directors of the Bank conduct business through meetings of the Board of Directors and through activities of their committees. The Board of Directors of the Company generally meets quarterly while the Bank's Board of Directors generally meet on a monthly basis and both may have additional meetings as needed. During the fiscal year ended March 31, 2000, the Board of Directors of the Company held 9 meetings, including two telephonic meetings. The Board of Directors of the Bank held 13 meetings, including one telephonic meeting, during fiscal 2000. All of the directors of the Company and Bank attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during the fiscal year ended March 31, 2000. The Board of Directors of the Company and Bank maintain committees, the nature and composition of which are described below:

      Audit and Compliance Committee. The Audit and Compliance Committee of the Company consists of Messrs. Holden, Raymond and Sylvia, who are outside Directors. The Audit and Compliance Committee of the Bank consists of Messrs. Holden, Raymond, Sylvia and Gerhard S. Lowenstein, who are outside Directors. These committees generally meet on a quarterly basis and are responsible for the review of audit reports and management's actions regarding the implementation of audit findings and to review compliance with all relevant laws and regulations. The internal audit function, which is outsourced to The Harcourt Group, Ltd., reports to the Audit and Compliance Committees of the Company and Bank. The Audit and Compliance Committees of the Company and Bank met 4 times in fiscal 2000.

      Compensation Committee. The Compensation Committee of the Company consists of Messrs. Stoico, Oliveira and Rodgers. The Management and Personnel Committee of the Bank consists of Messrs. Stoico, Oliveira, Rodgers and Willard E. Olmsted. Such Committees are responsible for all matters regarding compensation and fringe benefits for officers and employees of the Company and the Bank and meet on an as needed basis. See "Executive Compensation - Compensation Committee Report on Executive Compensation." The Compensation Committee of the Company and the Management and Personnel Committee of the Bank met jointly 2 times in fiscal 2000.

      Nominating Committee. The Company's Nominating Committee for the 2000 Annual Meeting consists of Messrs. Stoico, Rodgers and Holden. The committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of shareholders. The Company's Certificate of Incorporation and Bylaws provide for shareholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The shareholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Exchange Act. See "Additional Information - Notice of Business to be Conducted at a Special or Annual Meeting." The Nominating Committee met on March 23, 2000.

Directors' Compensation

      Directors' Fees. Directors of the Company receive a $1,500 annual retainer, with no additional compensation for Committee or Company meetings. Directors of the Bank are currently paid an annual retainer of $11,000, except that the Chairman of the Board of the Bank receives an annual retainer of $25,000. Directors of the Bank also receive a fee of $800 for each regular and special board meeting which they attend. Directors of the Company and the Bank are not compensated for telephonic meetings. In addition, members of the Bank's Executive Committee of the Board receive an annual retainer of $5,000 and a fee of $550 for each Executive Committee meeting which they attend. The Bank's Audit and Compliance Committee and the Management and Personnel Committee receive a fee of $550 for each meeting which they attend.

--------------------------------------------------------------------------------
                            EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     Summary Compensation Table. The following information is furnished for the Chief Executive Officer and the four other highest paid executive officers of FIRSTFED AMERICA BANCORP, INC. who received salary and bonus of $100,000 or more during the fiscal year ended March 31, 2000 (the "Named Executive Officers").

                                                              ---------------------------------
                                                Annual             Long-Term Compensation
                                            Compensation(1)                Awards
                                         ------------------------------------------------------

                                                                                        Securities
                                                                        Restricted      Underlying
                                                                          Stock          Options/        All Other
           Name and Principal         Fiscal                              Awards           SARs         Compensation
               Positions               Year     Salary($)   Bonus($)      ($)(2)          (#)(3)           ($)(4)
     ---------------------------------------------------------------------------------------------------------------
     Robert F. Stoico, Chairman,        2000     $395,184   $217,976            -              -        $260,327
     President and Chief Executive      1999      382,128    180,736            -              -         269,845
     Officer                            1998      354,579    171,300      $1,610,832        217,680      292,281

     Edward A. Hjerpe, III              2000      210,661     94,706            -              -          55,752
     Executive Vice President,          1999      203,140     78,006         167,610         43,536       51,761
     Treasurer, Chief Operating         1998      126,035     50,000         322,159         43,536       25,012
     Officer and Chief Financial
     Officer (5)

     Kevin J. McGillicuddy              2000      130,059     46,477            -              -          41,480
     Senior Vice President              1999      125,340     38,523            -              -          42,761
                                        1998      117,314     20,000         322,159         43,536       56,216

     Frederick R. Sullivan              2000      130,059     46,477            -              -          39,480
     Senior Vice President              1999      125,340     38,523            -              -          42,961
                                        1998      117,316     25,000         322,159         43,536       58,229


     Terrence M. Tyrrell                2000      105,336     20,000            -              -          28,852
     Senior Vice President              1999      105,342     20,000            -              -          33,117
                                        1998      101,201     20,000         322,159         43,536       47,006

______________________________
(1) Under Annual Compensation, the column titled "Salary" includes directors' fees for the President and Chief Executive Officer.
(2)  Includes stock awards of 87,072, 17,414, 17,414, 17,414 and 17,414 shares granted to Messrs. Stoico, Hjerpe, McGillicuddy, Sullivan and Tyrrell, respectively, under the Incentive Plan. The awards began vesting in five equal annual installments on August 5, 1998. Mr. Hjerpe received an additional 8,707 stock awards under the Incentive Plan which began vesting in five equal annual installments on June 29, 1999. When shares become vested and are distributed, the recipient also receives an amount equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon. All awards vest immediately upon termination of employment due to death, disability, retirement or following change in control. As of March 31, 2000, the market value of the unvested shares held by Messrs. Stoico, Hjerpe, McGillicuddy, Sullivan and Tyrrell was $936,024, $280,801, $187,201, $187,201 and $187,201, respectively. The dollar amounts set forth in the table represent the market value of the shares awarded as of the dates of grant.
(3) Includes stock options granted to Messrs. Stoico, Hjerpe, McGillicuddy, Sullivan and Tyrrell, respectively, pursuant to the Incentive Plan for fiscal 1998. Mr. Hjerpe received 43,536 additional options under the Incentive Plan which commenced vesting in five equal annual installments on June 29, 1999.
(4) Includes employer contributions of $23,300, $8,400, $22,000, $20,000 and $13,100 to the Bank's Retirement Plan for Messrs. Stoico, Hjerpe, McGillicuddy, Sullivan and Tyrrell, respectively, for fiscal year 2000. Also includes $18,924, $18,924, $15,383, $15,383 and $12,459 representing the value of shares allocated under the ESOP for the benefit of Messrs. Stoico, Hjerpe, McGillicuddy, Sullivan and Tyrrell, respectively, as of March 31, 2000. Also includes employer contributions of $11,535, $6,630, $4,097, $4,097, and $3,294 to the Bank's non-qualified Thrift Plan for Messrs. Stoico, Hjerpe, McGillicuddy, Sullivan and Tyrrell, respectively. Also includes payments of $182,790 and $15,947 in employer contributions to Messrs. Stoico and Hjerpe pursuant to the Bank's Supplemental Retirement Plan for fiscal 2000. Also includes $23,778 and $5,851 in employer contributions to a supplemental non-qualified ESOP for Mr. Stoico and Mr. Hjerpe for fiscal 2000.
(5)  Mr. Hjerpe began employment with the Company on July 31, 1997.

     The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officers as of March 31, 2000. As of March 31, 2000 there were no unexercised options which were "in-the-money."

                                       Fiscal Year-End Option/SAR Value

                                                                                    Value of
                                                    Number                         Unexercised
                                                of Securities                     in-the-money
                                            Underlying Unexercised                Options/SARs
                                                 Options/SARs                    at Fiscal Year-
                   Name                    at Fiscal Year-End(#)(1)               End($)(2)(3)
        ---------------------------    --------------------------------  -------------------------------
                                         Exercisable    Unexercisable      Exercisable    Unexercisable
                                       -------------    ---------------  -------------    --------------
        Robert F. Stoico                  130,608            87,072            -               -
        Edward A. Hjerpe, III              43,536            43,536            -               -
        Kevin J. McGillicuddy              26,122            17,414            -               -
        Frederick R. Sullivan              26,122            17,414            -               -
        Terrence M. Tyrrell                26,122            17,414            -               -

------------------------------------
(1) The options in this table have an exercise price of $18.50 with the exception of 43,536 options for Mr. Hjerpe which were awarded on June 29, 1998 and have an exercise price of $19.25.
(2)  The price of the Common Stock on March 31, 2000 was $10.75.
(3) Based on the market value of the underlying Common Stock at fiscal year end, minus the exercise price.


     Employment Agreements. The Bank and the Company have entered into employment agreements with Messrs. Stoico, Hjerpe, McGillicuddy, Sullivan, and Tyrrell (individually, the "Executive"). The employment agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of the above officers.

     The Bank employment agreements provide for a three-year term for Mr. Stoico and a two-year term for Mr. Hjerpe. The Company employment agreements for Mr. Stoico and Mr. Hjerpe provide for a five-year term. The Bank and Company employment agreements for Messrs. McGillicuddy, Sullivan and Tyrrell provide for a two-year term. The term of the Company employment agreements extend on a daily basis and the Bank employment agreements are renewable on an annual basis unless notice of non-renewal is given by the Board of Directors or the executive. The employment agreements provide that the executive's base salary will be reviewed annually. In addition to the base salary, the Agreements provide for, among other things, participation in employee and executive benefits plans and other fringe benefits applicable to similarly-situated executive personnel.

     The employment agreements provide for termination by the Bank or the Company for cause as defined in the employment agreements at any time. If the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or if the Executive resigns from the Bank or the Company after specified circumstances that would constitute constructive termination, the Executive or, if the Executive dies, his beneficiary would be entitled to receive an amount equal to the remaining base salary payments due to the Executive and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank or the Company during the remaining term of the agreement. The Bank and the Company would also continue and pay for the Executive's life, health and disability coverage for the remaining term of the employment agreement. Upon any termination of the Executive for reasons other than a change in control, the Executive must comply with a one year non-competition agreement.

     Under the employment agreements, if voluntary or involuntary termination follows a change in control of the Bank or the Company (as defined in the employment agreements), the Executive or, if the Executive dies, his beneficiary, would be entitled to a severance payment equal to the greater of:
(i) the payments due for the remaining terms of the Agreements; or (ii) five times the average of the five preceding taxable years' annual compensation for Mr. Stoico and Mr. Hjerpe under the Company employment agreements, three times for Mr. Stoico and Mr. Hjerpe under the Bank employment agreements, and three times the average of the five preceding years' taxable compensation for Messrs. McGillicuddy, Sullivan and Tyrrell under the Bank and Company employment agreements. In addition, the Bank and the Company would continue Mr. Stoico's life, health and disability coverage for thirty-six or sixty months, respectively. The Bank and the Company would also continue the life, health and disability coverage for Mr. Hjerpe for twenty-four or sixty months, respectively, and twenty-four months in the cases of Messrs. McGillicuddy, Sullivan and Tyrrell. Even though both the Company and the Bank employment agreements provide for a severance payment if a change in control occurs, the Executive would not receive duplicative payments or benefits under the agreements.

     Mr. Stoico and Mr. Hjerpe would be entitled to receive a tax indemnification payment if payments under the employment agreements or otherwise triggered liability under the Internal Revenue Code for the excise tax application to "excess parachute payments." Under applicable law, the excise tax is triggered by change in control-related payments which equal or exceed three times the Executive's average annual compensation over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of one times the Executive's average compensation over the preceding five -year period.

     Payments to Executive under the Bank's employment agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company's employment agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the employment agreements shall be paid by the Bank or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify the Executive to the fullest extent allowable under federal and Delaware law, respectively.

     Retirement Plan. The Bank participates in the Financial Institutions Retirement Fund (the "Retirement Plan") to provide retirement benefits for eligible employees. Employees become eligible to participate in the Retirement Plan after the completion of 12 consecutive months of employment with the Bank and the attainment of age 21. The Retirement Plan excludes hourly paid employees from participation. Benefits under the Retirement Plan are based on the participant's years of service and salary. A participant may elect early retirement as early as age 45. However, such participant's normal retirement benefits will be reduced by an early retirement factor based on age at early retirement.

     Participants generally have no vested interest in Retirement Plan benefits prior to the completion of five years of service with the Bank. Following the completion of five years of vesting service, or in the event of a participant's attainment of age 65, death or termination of employment due to disability, a participant becomes 100% vested in his/her accrued benefit under the Retirement Plan. The table below reflects the pension benefit payable to a participant assuming various levels of earnings and years of service. The amounts of benefits paid under the Retirement Plan are not reduced for any social security benefit payable to participants. As of January 1, 2000, Messrs. Stoico, Hjerpe, McGillicuddy, Sullivan and Tyrrell had credited years of service of 26 years 4 months, 11 years 6 months, 3 years 11 months, 10 years 9 months, and 18 years 7 months, respectively. The Retirement Plan provides the participant portability with another participating member. Mr. Hjerpe's credited years of service include credited years of service with his former employer, a participant in the same multiple employer retirement plan.

                                                         Years of Benefit Service
                      -----------------------------------------------------------------------------------------------
  Final Average
 Earnings (1) (3)            15                 20                 25                  30                  35
--------------------  ---------------    ---------------    ----------------    ---------------     -----------------
 $50,000                  $15,000            $20,000            $25,000             $30,000             $35,000
 $75,000                  $22,500            $30,000            $37,500             $45,000             $52,500
$100,000                  $30,000            $40,000            $50,000             $60,000             $70,000
$125,000                  $37,500            $50,000            $62,500             $75,000             $87,500
$150,000                  $45,000            $60,000            $75,000             $90,000            $105,000
$170,000(2)               $60,000            $80,000           $100,000            $120,000            $140,000

_______________________

(1) The compensation utilized for formula purposes includes the salary reported in the "Summary Compensation Table."
(2) For 1999, Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "Code"), limited the amount of compensation the Bank may consider in computing benefits under the Retirement Plan to $170,000.
(3) The maximum annual benefit payable at age 65 for plan years beginning on or after January 1, 2000 is $135,000/year.

     Supplemental Executive Retirement Plan. The Bank currently maintains a Supplemental Executive Retirement Plan under which it annually credits a specified amount of money to the account of plan participants. Benefits under the Plan become payable following a participant's termination of employment. The Bank intends the benefits provided under the Supplemental Executive Retirement Plan to make participants whole for reductions in benefits payable under the terms of the Thrift, ESOP and Retirement Plan maintained by the Bank, as a result of limitations imposed by the Code, and provide additional retirement benefits for participants.

     Participants generally vest in the amounts credited to the Supplemental Executive Retirement Plan after completing five years of employment with the Bank (the same time period over which they become vested in benefits under the corresponding tax-qualified retirement plans). However, participants vest immediately upon death or disability. In connection with the Bank's mutual to stock conversion transaction, the Supplemental Executive Retirement Plan was amended to permit participants to direct that all or a portion of the amounts then existing (and/or future amounts) credited to their accounts be converted into stock units based on the value of the common stock. The Bank currently maintains an irrevocable grantor's trust (also known as a "rabbi trust") to hold assets of the Bank for the exclusive purpose of paying benefits under the Supplemental Executive Retirement Plan. However, in the event of the insolvency of the Bank, the assets of the trust are first subject to the claims of the Bank's creditors. The assets of this trust may be used to acquire shares of common stock to satisfy the obligations of the Bank for the payment of benefits under the Supplemental Executive Retirement Plan. As of March 31, 2000, only Mr. Stoico and Mr. Hjerpe participated in the Supplemental Executive Retirement Plan.


     Executive Compensation

     The report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Compensation Committee Report on Executive Compensation. Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and certain other executive officers of the Company and the Bank for the fiscal year ended March 31, 2000. The following discussion addresses compensation information relating to the Chief Executive Officer and the executive officers of the Bank and Company for fiscal 2000 and sets forth the joint report of the Compensation Committee of the Company and Management and Personnel Committee of the Bank (collectively the "Compensation Committee"). The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

     Compensation Policy. The Company and the Bank have engaged the services of a nationally known executive compensation consultant to design the Executive Compensation Program to reflect the status of the Bank as a stock institution and the Company as a publicly held entity and to ensure competitive compensation levels in comparison to similarly situated publicly held financial services institutions providing banking, mortgage banking, insurance, trust and asset management services. The Executive Compensation Program incorporates the consolidated financial results of the Company as well as other factors related to the performance of the Company. For fiscal 2000, the Executive Compensation Program was fully utilized to determine compensation levels for base pay as well as incentive (bonus) compensation. The Executive Compensation Program incorporates base salary and incentive compensation based on measurable goal attainment and performance.

     The Compensation Committee's responsibility is to recommend the amount and composition of executive compensation paid to the executive officers. The Board of Directors has the responsibility to review the report of the Compensation Committee and approve such compensation. It is the policy of the Compensation Committee to review executive compensation not less than annually and more often if deemed necessary by the Compensation Committee. The process the Compensation Committee utilized for fiscal 2000 involved a review of the Company's compensation consultant's recommendations for a potential range for changes to base salaries. This range reflected an appropriate change in percent based on economic, competitive market, peer group analysis, and position responsibilities. Recommended changes in base pay were made to compensation levels established in fiscal 2000 by the Committee using peer group analysis and compensation recommended by the consultant.

     In making its compensation determinations, the Compensation Committee also considers the evaluations of executive officers performed by the Chief Executive Officer and recommendations made by the Chief Executive Officer, except in the case of its compensation deliberations regarding the Chief Executive Officer. The performance of the Chief Executive Officer and other executive officers are evaluated by the Compensation Committee and a recommendation is made to the Board. Upon review, the Board sets all executive compensation within the parameters of compensation policy as defined within the Executive Compensation Program. The Chief Executive Officer, a member of the Board of Directors, abstains from voting on matters related to his compensation.

     Stock-Based Compensation. The Company maintains the FIRSTFED AMERICA BANCORP, INC. 1997 Stock-Based Incentive Plan under which executive officers were awarded shares of restricted stock and granted options to purchase common stock. The Compensation Committee believes that stock ownership is a significant incentive in building shareholder value and aligning the interests of employees with shareholders as the value of this component increases the common stock of the Company appreciates in value.

     Compensation of the Chief Executive Officer. The Chief Executive Officer was evaluated on his performance in managing the Company during fiscal 2000, including the effort related to operating the Company in its third year as a public company, fiscal performance, and earnings per share. Certain quantitative and qualitative factors were reviewed to determine the Chief Executive Officer's compensation. Following a review of the Chief Executive Officer's performance, it was determined that the total cash compensation for the Chief Executive Officer would be established according to the compensation philosophy as recommended by the executive compensation consultant. In reaching its determination regarding the Chief Executive Officer's base salary, the Compensation Committee utilized the report of Watson Wyatt and recommended to the Board of Directors a base salary substantially equivalent to the amount recommended by Watson Wyatt. The Committee's determination of the Chief Executive Officer's incentive compensation for fiscal 2000 also was determined by the Committee following a review of the Chief Executive Officer's performance. In reaching its determination regarding the recommended level of the Chief Executive Officer's cash incentive compensation for fiscal 2000, the Committee utilized the Incentive Compensation Program guidelines, established by the Board the prior year, and recommended to the Board an amount of incentive compensation within the guidelines of the Incentive Compensation Program for certain goal attainment.


             The Compensation Committee of the Board of Directors
                                of the Company

                Robert F. Stoico              Gilbert C. Oliveira

                            Thomas A. Rodgers, Jr.

                    The Management and Personnel Committee
                     of the Board of Directors of the Bank


                  Robert F. Stoico                Gilbert C. Oliveira

               Thomas A. Rodgers, Jr.              Willard E. Olmsted


     Compensation Committee Interlocks and Insider Participation. No executive officer of the Company or the Bank serves as a member of the compensation committee of another entity, one of whose executive officers serves on the Compensation Committee of the Company or the Bank. No executive officer of the Company or the Bank served as a director of another entity, one of whose executive officers serves on the Compensation Committee of the Company or the Bank. No executive officer of the Company or the Bank served as a member of the compensation committee of another entity, one of whose executive officers serves as a director of the Company or the Bank. With the exception of Mr. Stoico, who serves as Chairman, President and Chief Executive Officer of the Company, and President and Chief Executive Officer of the Bank, none of the members of the Company's Compensation Committee is an officer or employee of the Company.

--------------------------------------------------------------------------------
                             STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

     The following graph compares the cumulative total shareholder return on the Company common stock with the cumulative total return on the American Stock Exchange Index and with the Media General Financial Services Index for Savings and Loans. The graph assumes that $100 was invested at the close of business on January 15, 1997, the initial day of trading of the Company's common stock. Total return assumes the reinvestment of all dividends.



                                    [Graph]


 [The following table is represented by a line chart in the printed material.]



                                    Summary

                                          1/15/97        3/31/97          3/31/98          3/31/99           3/31/00
                                          -------        -------          -------          -------           -------
FIRSTFED AMERICA BANCORP, INC.            100.00         136.30           211.30           120.00            107.50

American Stock Exchange                   100.00          97.14           126.88           120.07            169.79

MG Index for Savings and Loans            100.00         101.75           169.42           137.57            105.99

Notes:

     A. The lines represent annual index levels derived from compounded daily returns that include all dividends.
     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
     C. If the monthly interval, based on the fiscal year-end is not a trading day, the preceding trading day is used.
     D. The index level for all series was set to $100.00 on 1/15/97.

--------------------------------------------------------------------------------
            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended March 31, 2000.

--------------------------------------------------------------------------------
                         TRANSACTIONS WITH MANAGEMENT
--------------------------------------------------------------------------------

     Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

     The Bank makes loans to its executive officers and directors on the same terms and conditions offered to the general public. The Bank's policy provides that all loans made by the Bank to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features. At March 31, 2000, the Bank had 6 loans outstanding to executive officers and directors totaling $321,800. All such loans were made by the Bank in the ordinary course of business, on substantially the same terms, including interest rates and collateral prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present unfavorable features.

--------------------------------------------------------------------------------
              PROPOSAL 2 -- RATIFICATION OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     The Board of Directors has appointed KPMG LLP to be its auditors for the 2001 fiscal year, subject to the ratification by shareholders. A representative of KPMG LLP is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

     If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by shareholders at the annual meeting, other independent public accountants may be considered by the Board of Directors. The Board of Directors recommends that shareholders vote "FOR" the ratification of the appointment of auditors.

--------------------------------------------------------------------------------
                                 MISCELLANEOUS
--------------------------------------------------------------------------------

     The Company's Annual Report to Shareholders has been mailed to shareholders of record as of the close of business on June 14, 2000. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

     A copy of the Company's Form 10-K for the fiscal year ended March 31, 2000, as filed with the SEC will be furnished without charge to shareholders as of the close of business on June 14, 2000 upon written request to Philip G. Campbell, FIRSTFED AMERICA BANCORP, INC., ONE FIRSTFED PARK, Swansea, Massachusetts 02777.

--------------------------------------------------------------------------------
                             SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

     To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2001 Annual Meeting of Shareholders, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders not later than February 23, 2001. If such Annual Meeting is held on a date more than 30 calendar days from July 27, 2001, a shareholder proposal must be received by a reasonable time before the proxy solicitation for such Annual Meeting is made. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934.

     The Bylaws of the Company, a copy of which may be obtained from the Company, set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting. The shareholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. In order for a shareholder to bring business before the Company's 2001 Annual Meeting of Shareholders, the Company would have to receive notice of such business no later than April 28, 2001 assuming the 2001

Annual Meeting is held on July 27, 2001 and that the Company provides at least 100 days notice of the date of the meeting. The advance notice by shareholders must include the shareholder's name and address, as they appear on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such shareholder and any material interest of such shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any Annual Meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ Cecilia R. Viveiros
                                            Cecilia R. Viveiros
                                            Corporate Secretary

Swansea, Massachusetts
June 23, 2000

                                REVOCABLE PROXY
                        FIRSTFED AMERICA BANCORP, INC.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE


                        ANNUAL MEETING OF SHAREHOLDERS
                                 July 27, 2000
                            2:00 p.m. Eastern Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert F. Stoico, Gilbert C. Oliveira and Paul A. Raymond, DDS or any one or more of them acting in the absence of others each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of Common Stock of FIRSTFED AMERICA BANCORP, INC. (the "Company") which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on July 27, 2000, at 2:00 p.m. Eastern Time, at The Westin Hotel, One West Exchange Street, Providence, Rhode Island 02903, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

                                  C O M M O N

                                                               Vote       For
                                                               With-      All
1.  The election as directors of all nominees          For     Held     Except
    listed (except as marked to the contrary         ------   ------    ------
    below).
                                                     ------   ------    ------

    Thomas A. Rodgers, Jr. and Anthony L. Sylvia

INSTRUCTION: To withhold your vote for any individual nominee, mark "For All Except" and write that nominee's name on the line provided below.

________________________________________________________________________________

2.  The ratification of the appointment of           For     Against   Abstain
    KPMG LLP as Independent auditors of             ------   ------    ------
    FIRSTFED AMERICA BANCORP, INC. for the
    fiscal year ending March 31, 2001.              ------   ------    ------

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgement. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

                                                                ----------------
Please be sure to sign and date this Proxy in the box below.    Date
--------------------------------------------------------------------------------
------- Shareholder sign above -------- Co-holder (if any) sign above ----------


   Detach above card, sign, date and mail in postage paid envelope provided.

                        FIRSTFED AMERICA BANCORP, INC.

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  The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated June 23, 2000 and of the Annual Report to Shareholders.

  Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
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